                                  Exhibit 99.2
                         Form 3 Joint Filer Information

Names:  Joseph S. Schuchert
        Frank T. Nickell
        Thomas R. Wall, IV
        George E. Matelich
        Michael B. Goldberg
        David I. Wahrhaftig
        Frank K. Bynum, Jr.
        Philip E. Berney

Address of all Filers: c/o Kelso and Company
                       320 Park Avenue, 24th Floor
                       New York, NY 10022

Designated Filer: Kelso Investment Associates IV, L.P.
Issuer & Ticker Symbol: Earle M. Jorgensen Company (JOR)
Date of Event Requiring Statement: 4/14/05

Signatures

Kelso Investment Associates IV, L.P. By: *                 4/14/05
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** Signature of Reporting Person                            Date

Joseph S. Schuchert By: *                                  4/14/05
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** Signature of Reporting Person                            Date

Frank T. Nickell By: *                                     4/14/05
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** Signature of Reporting Person                            Date

Thomas R. Wall, IV By: *                                   4/14/05
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** Signature of Reporting Person                            Date

George E. Matelich By: *                                   4/14/05
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** Signature of Reporting Person                            Date

Michael B. Goldberg By: *                                  4/14/05
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** Signature of Reporting Person                            Date

David I. Wahrhaftig By: *                                  4/14/05
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** Signature of Reporting Person                            Date

Frank K. Bynum, Jr. By: *                                  4/14/05
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** Signature of Reporting Person                            Date

Philip E. Berney By: *                                     4/14/05
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** Signature of Reporting Person                            Date

* By: James J. Connors, II, Attorney-in-fact               4/14/05
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** Signature of Reporting Person                            Date